UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 21, 2010

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On May 21, 2010, the Audit Committee of the Board of Directors of Ameriprise Financial, Inc. (“Company”) determined not to engage Ernst & Young LLP (“EY”) as the Company’s independent registered public accountants (“auditors”) for the fiscal year ending December 31, 2011. EY will continue as the Company’s auditors for the fiscal year ending December 31, 2010.

The Audit Committee also approved the future engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s auditors for the fiscal year ending December 31, 2011 and anticipates formally disclosing such engagement upon successful conclusion of negotiations with PwC.  The Company intends to seek shareholder ratification of PwC’s appointment in its proxy statement for the 2011 annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: May 24, 2010	By:	/s/ David K. Stewart
David K. Stewart
Senior Vice President and Controller